UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  January 9, 2024

Vericel Corporation
(Exact name of registrant as specified in its charter)

Michigan	001-35280	94-3096597
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

64 Sidney Street Cambridge, MA	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (617) 588-5555

Not Applicable
 Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	VCEL	NASDAQ

Indicate by a check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§240.12b-2 of this chapter). Emerging Growth Company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

In connection with its participation in the 42nd Annual J.P. Morgan Healthcare Conference, on January 9, 2024, Vericel Corporation (the “Company”) issued a press release and updated its corporate presentation, both of which include estimates of operating and financial results as of and for the year ended December 31, 2023.  The Company’s corporate presentation includes additional updates regarding its business.

Because the Company’s financial statements for the year ended December 31, 2023, have not been finalized or audited, these preliminary statements regarding the Company’s operating and financial results as of and for the year ended December 31, 2023, are subject to change and the Company’s actual results as of the end of this period may differ materially from this preliminary estimate.  Accordingly, stockholders should not place undue reliance on this preliminary estimate.  A copy of the Company’s January 9, 2024, press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”).

Item 7.01.	Regulation FD Disclosure.

The information set forth in Item 2.02 of this Report is incorporated into this Item 7.01 by reference.

The Company will participate in the 42nd Annual J.P. Morgan Healthcare Conference in San Francisco, California, which is being held on Wednesday, January 10, 2024, at 7:30 a.m. Pacific Time, and has updated the corporate presentation that the Company intends to use at the conference.  The Company may use this updated corporate presentation in meetings with investors from time to time as well.  The Company’s updated corporate presentation includes disclosure regarding the Company’s estimated, preliminary and unaudited full-year revenue for fiscal year 2023, its estimated cash and investments balance as of December 31, 2023, and additional financial and business updates.

A copy of the Company’s updated corporate presentation is attached hereto as Exhibit 99.2 and is hereby incorporated by reference.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in Item 2.02 and Item 7.01 of this Report shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.
Exhibit No.	Description
99.1	Press Release, dated January 9, 2024, titled “Vericel Announces Preliminary Full-Year and Fourth Quarter 2023 Financial Results”
99.2	Vericel Corporation Presentation, dated January 9, 2024
104 *	Cover Page Interactive Data File (embedded within the Inline XBRL)

* Furnished herewith

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated January 9, 2024, titled “Vericel Announces Preliminary Full-Year and Fourth Quarter 2023 Financial Results”
99.2	Vericel Corporation Presentation, dated January 9, 2024
104 *	Cover Page Interactive Data File (embedded within the Inline XBRL)

* Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vericel Corporation

Date: January 9, 2024	By:	/s/ Sean C. Flynn
Name: Sean C. Flynn
Title: Senior Vice President, General Counsel and Secretary